UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2023

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol(s)(1)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVSQ	N/A

(1)

On December 21, 2022, our common stock was suspended from trading on the NASDAQ Global Select Market (“NASDAQ”). On December 21, 2022, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CLVSQ.” On December 29, 2022, NASDAQ filed a Form 25 delisting our common stock from trading on NASDAQ, which delisting became effective at the opening of the trading session on January 9, 2023. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries being Clovis Oncology Ireland Limited (“Clovis Ireland”) and Clovis Oncology UK Limited (“Clovis UK”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On February 9, 2023, the Company, Clovis UK and Clovis Ireland each filed their monthly operating reports (collectively, the “Monthly Operating Reports”), with the Court for the reporting month ended December 31, 2022, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

The Company expects to file future Monthly Operating Reports and other documents with the Court while the Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. The reports and other documents will also be available for review free of charge at https://cases.ra.kroll.com/Clovis/. Investors should review this website for additional information regarding the Company and the Cases.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to the Company’s securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to periods that are different from the historical periods required in the Company’s reports pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

In connection with the Cases, the Debtors have obtained customary relief from the Court to transition into Chapter 11 without material disruption to their operations, including paying employee wages and benefits, maintaining relationships with vendors and suppliers in order to continue to supply Rubraca to patients, continuing its cash management system in the ordinary course of business, manage ongoing clinical trials and maintain regulatory approvals.

The Debtors have obtained $45 million of new money “debtor-in possession” (DIP) financing and the consensual use of cash collateral, proceeds of which, subject to the DIP Budget and certain other financing and operating covenants set forth in the DIP Credit Agreement and the DIP Order, may be used by the Debtors for their working capital needs, including maintaining their operations and funding the costs of the administration of the Cases.

The commencement of the Cases has not had a material impact on the Company’s ongoing sponsored clinical trials; however, marketing and promotion of Rubraca have been significantly curtailed as a result of more limited resources within the DIP Budget and continuing management of expenses, including the termination of a significant portion of the Company’s commercial sales organization in the US and almost entirely in Europe, which has and will continue to impact revenues. As of February 9, 2023, the Company has 140 employees. In order to continue to compensate and incentivize employees to implement the Company’s strategy in bankruptcy for the benefit of stakeholders, including running a successful sales process and a transition of the Company’s businesses to interested purchasers, with the approval of the Court, the Company has implemented a Key Employee Retention Program (KERP) for certain non-insiders and will seek Court approval to implement a Key Employee Incentive Plan (KEIP) for certain insiders, including the Company’s executive management team.

The regulatory landscape for Rubraca remains uncertain. The Company’s prior submission of an sNDA to the FDA and a Type II variation to EMA for a first-line maintenance treatment indication of Rubraca for women with advanced ovarian cancer who have responded to first-line platinum-based chemotherapy are still pending. The sNDA was accepted for a standard review with a PDUFA date of June 25, 2023. The Day-74 letter from the FDA, which notifies an applicant of issues identified during the filing review phase and was received by the Company on November 4, 2022, reiterated that the submitted OS data from the ATHENA-MONO trial are immature and expressed the view that the current trends of certain OS HR estimates indicate that there may be potential harm for patients in certain sub-groups. The OS data submitted in the sNDA were immature at 15.8% (HRD) and 24.7% (ITT) with no statistically significant differences between rucaparib and control. The Company’s current estimates suggest the OS data may reach 50% maturity in the first quarter of 2024 and 70% maturity in the fourth quarter of 2026. Based on standard review timelines, FDA may have held its internal Mid-Cycle Meeting for the pending sNDA, and the Company awaits receipt of the Mid-Cycle Communication, which would be expected to provide an update on the review status of the application. Additionally, as previously disclosed, the Company concluded discussions with the FDA on a revised label to limit Rubraca’s use in the second-line ovarian cancer maintenance indication to the tBRCA mutation patient population only, and the revised label was approved on December 21, 2022. With respect to the Type II variation submitted to EMA, the Company received the assessment report including requests for supplementary information on December 15, 2022. Although the report stated that the benefits of rucaparib in the claimed indication could be considered meaningful with a manageable safety profile, it also stated that there are still some uncertainties that need to be resolved before a positive recommendation could be made. The report described the lack of mature OS data as the main limitation and contains a number of requests for supplementary information. As is often the case at this stage of an assessment procedure, the report stated that the overall benefit/risk of Rubraca in the front line maintenance setting is currently negative. The Company expects to provide the requested supplementary information to EMA in March 2023.

The Company is seeking to sell its assets through a court supervised sales process in the Cases. On December 11, 2022, the Company entered into a “stalking horse” purchase and assignment agreement with Novartis Innovative Therapies AG (“Novartis”) to sell substantially all of its rights to its pipeline targeted radionuclide therapy clinical development program, FAP-2286, including the Company’s in-licensing agreement with 3B Pharmaceuticals GmbH. The transaction is part of a sale process under Section 363 of title 11 of the United States Code (the “Bankruptcy Code”) that is subject to approval by the Court and compliance with agreed upon and Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions. In accordance with the sale process under Section 363 of the Bankruptcy Code, notice of the proposed sale to Novartis has been given to third parties and competing bids are being solicited. The deadline to submit competing bids for the FAP-2286 assets has been set for March 7, 2023 by the Court in the bidding procedures order. The transaction is subject to a number of closing conditions, including among others, (i) the accuracy of representations and warranties of the parties; (ii) the entry into a transition services agreement mutually acceptable to the parties; (iii) material compliance with the obligations of the parties set forth in the purchase agreement, including achievement of certain milestones by the Company related to the Cases and the sales process on a timely basis; (iv) no Material Adverse Effect (as defined in the purchase agreement) having occurred to the transferred assets; and (v) payment of cure costs in respect of any assigned contract related to the FAP-2286 assets.

Separately, the Company is also actively engaged in discussions with a number of interested parties with respect to a potential sale of its Rubraca assets and business. That sale would also be subject to review and approval by the Court and compliance with Court-approved bidding procedures. The deadline to submit bids for the purchase of the Company’s Rubraca assets and business has been set for March 21, 2023 by the Court in the bidding procedures order. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and other primary constituents and as overseen by the Court. There can be no assurances that any qualified or acceptable bids will be received or, even if received, the Company will be able to agree upon definitive terms with any such bidders and, even if a definitive agreement is entered into, there can be no assurances that it would be approved by the Court or that it would ultimately be consummated.

In connection with the sale process, the Debtors have filed notices with the Court (and have delivered notices to counterparties to the Debtors’ contracts) detailing the Debtors’ estimated amounts necessary to cure any defaults under the Company’s executory contracts and unexpired leases that could potentially be assumed and assigned to the purchasers of the FAP-2286 and/or Rubraca assets.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company cannot be certain that holders of the Company’s common stock will receive any payment or other distribution on account of those shares in the Cases given the expected sales proceeds (including the highly contingent nature of certain later milestone payments) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Clovis Oncology, Inc., Monthly Operating Report, dated December 31, 2022.

99.2	Clovis Oncology Ireland Limited, Monthly Operating Report, dated December 31, 2022.

99.3	Clovis Oncology UK Limited, Monthly Operating Report, dated December 31, 2022.

104	The cover page from Clovis Oncology, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023

CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
Name: Paul Gross
Title: Executive Vice President and General Counsel